UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

OWENS MORTGAGE INVESTMENT FUND, a California Limited Partnership

(Exact name of registrant as specified in its charter)

California	000-17248	68-0023931

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable

(Former name or former address, if changed since last report.)
____________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.
Item 9.01 Financial Statements and Exhibits
Exhibit 16 – Letter from Moss Adams LLP regarding change in certifying accountant.
Signatures

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

At a meeting of the Board of Directors of Owens Financial Group, Inc., the General Partner of Owens Mortgage Investment Fund, a California Limited Partnership (the “Registrant”), held on September 8, 2009, the Board of Directors dismissed the accounting firm of Moss Adams LLP as the Registrant’s independent registered public accounting firm and principal certifying accountant.

Moss Adams LLP’s reports on the Registrant’s financial statements for the two years ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2008 and for the interim period ended September 8, 2009, there were no disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.  During the two fiscal years ended December 31, 2008 and through September 8, 2009, there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K.  The Registrant provided Moss Adams LLP with a copy of the foregoing disclosure and requested that Moss Adams LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing disclosure.  A copy of Moss Adams LLP’s letter, dated September 14, 2009, stating that it agrees with the foregoing disclosure, is filed herewith as Exhibit 16.

At a meeting of the Board of Directors of Owens Financial Group, Inc., the General Partner of the Registrant, held on September 8, 2009, the Board of Directors engaged the accounting firm of Perry-Smith LLP as the independent registered public accounting firm to perform future independent audits of the Registrant.  Perry-Smith LLP thereby replaced Moss Adams LLP as the Registrant’s principal certifying accountant. During the two fiscal years ended December 31, 2008 and through September 8, 2009, the Registrant did not consult with Perry-Smith LLP regarding any of the matters or events set forth in Item 304(a) (2) (i) or (ii) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 16 – Letter from Moss Adams LLP regarding change in certifying accountant.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

By:  Owens Financial Group, Inc., General Partner

Dated:  September 14, 2009                                                 By: /s/ Bryan H. Draper
Bryan H. Draper, Chief Financial Officer